Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Data Storage Corporation Inc., for the period ended March 31, 2018, I, Charles M. Piluso, Chief Executive Officer and Chief Financial Officer of Data Storage Corporation Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the period ended March 31, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2018, fairly represents in all material respects, the financial condition and results of operations of Data Storage Corporation, Inc.

Data Storage Corporation

/s/Charles M. Piluso
Charles M. Piluso
Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)

Date: May 15, 2018